                                   TRAVELERS

                            CORPORATE OWNED VARIABLE
                         UNIVERSAL LIFE INSURANCE 2000

                                   PROSPECTUS

This Prospectus describes Travelers corporate owned variable universal (flexible premium) life insurance Policies (the "Policy") offered by The Travelers Insurance Company (the "Company"). The policy is designed generally for use by corporations and employers. The Policy Owner ("you") chooses the amount of life insurance coverage desired with a minimum Stated Amount of $50,000 and a minimum Target Premium of $100,000. You direct the net premium payment to one or more of the variable funding options (the "Investment Options") and/or the Fixed Account.

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

The Policy has no guaranteed minimum Contract Value. The Contract Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under this Policy. The Contract Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges (subject to the Grace Period provision).

We offer three death benefits under the Policy -- the "Level Option," the "Variable Option," and the "Annual Increase Option." Under any option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy; however you may change the death benefit option, subject to certain conditions.

This Policy may be or become a modified endowment Policy under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE UNDERLYING FUND PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAVE APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS COMPLETE OR TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.

                               TABLE OF CONTENTS

Glossary of Special Terms.............    3
Prospectus Summary....................    5
General Description...................   11
  Group or Individual Policy..........   11
  The Application.....................   11
How the Policy Works..................   11
  Applying Premium Payments...........   12
The Investment Options................   12
The Fixed Account.....................   19
Policy Benefits and Rights............   19
  Transfers of Contract Value.........   19
     Investment Options...............   19
     Fixed Account....................   20
  Automated Transfers.................   20
     Dollar Cost Averaging............   20
     Portfolio Rebalancing............   20
  Lapse and Reinstatement.............   20
  Insured Term Rider..................   20
  Exchange Rights.....................   21
  Right to Cancel.....................   21
Access to Contract Values.............   21
  Policy Loans........................   21
     Consequences.....................   21
  Policy Surrenders...................   22
     Full Surrenders..................   22
     Partial Withdrawals..............   22
Death Benefit.........................   23
  Option 1............................   24
  Option 2............................   24
  Option 3............................   24
  Payment of Proceeds.................   24
  Payment Options.....................   25
Maturity Benefits.....................   25
Charges and Deductions................   26
General...............................   26
  Charges Against Premium.............   26
     Front-End Sales Expense
       Charges........................   26
  Monthly Deduction Amount............   27
     Cost of Insurance Charge.........   27
     Monthly Policy Charge............   27
     Monthly Per $1,000 Charge........   27
  Charges Against the Separate
     Account..........................   27
     Mortality and Expense Risk
       Charge.........................   27
  Underlying Fund Expenses............   27
  Transfer Charge.....................   27
  Reduction or Modification of
     Charges..........................   27
The Separate Account and Valuation....   28
  The Travelers Fund UL III for
     Variable Life Insurance (Fund UL
     III).............................   28
     How the Contract Value Varies....   28
     Accumulation Unit Value..........   29
     Net Investment Factor............   29
Changes to the Policy.................   29
  General.............................   29
  Changes in Death Benefit Option.....   30
Additional Policy Provisions..........   30
  Assignment..........................   30
  Limit on Right to Contest and
     Suicide Exclusion................   30
  Misstatement as to Sex and Age......   31
  Voting Rights.......................   31
Other Matters.........................   31
  Statements to Policy Owners.........   31
  Suspension of Valuation.............   31
  Dividends...........................   32
  Mixed and Shared Funding............   32
  Distribution........................   32
  Legal Proceedings and Opinion.......   32
  Experts.............................   33
Federal Tax Considerations............   33
  General.............................   33
  Tax Status of the Policy............   33
     Definition of Life Insurance.....   33
     Diversification..................   34
     Investor Control.................   34
  Tax Treatment of Policy Benefits....   34
     In General.......................   34
     Modified Endowment Contracts.....   35
     Exchanges........................   36
     Aggregation of Modified Endowment
       Contracts......................   36
     Policies Which Are Not Modified
       Endowment Contracts............   36
     Treatment of Loan Interest.......   36
     The Company's Income Taxes.......   36
The Company...........................   37
  Management..........................   37
     Directors of The Travelers
       Insurance Company..............   37
     Senior Officers of The Travelers
       Insurance Company..............   38
Example of Policy Charges.............   38
Illustrations.........................   39
Appendix A (Performance
  Information)........................  A-1
Appendix B (Target Premiums)..........  B-1
Appendix C (Cash Value Accumulation
  Test Factors).......................  C-1
Financial Statements -- Fund UL III...
Financial Statements -- The Travelers
  Insurance Company...................

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will be equal to the Stated Amount of the policy plus premium payments minus any partial surrenders.

ANDESA, TPA, INC. -- The third party administrator for this product, located at 1605 North Cedar Crest Blvd., Suite 502, Allentown, PA 18104-2351.

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Contract Value less any outstanding Policy loans.

CONTRACT VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Fixed Account and the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

GENERAL ACCOUNT -- made up of all our assets other than those held in the Separate Account.

INSURED -- the person on whose life the Policy is issued and who is named on Schedule A of the Application.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate premiums or Contract Value. Each Investment Option invests directly in a corresponding Underlying Fund.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any rider(s).

NET AMOUNT AT RISK -- the Amount Insured for the month divided by 1.0032734 minus the Contract Value.

NET PREMIUM -- the amount of each premium payment, minus the deduction of any front-end sales expense charges.

OUTSTANDING POLICY LOAN -- Amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective. This date will not be on the 29th, 30th, or 31st of any month.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured(s).

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, the investment performance of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL III for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

SURRENDER VALUE -- Cash Surrender Value plus any additional amount paid upon a full cash surrender.

TARGET PREMIUM -- the level annual premium above which the sales expense charges are reduced. Refer to Appendix B.

UNDERLYING FUND -- the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

UNDERWRITING PERIOD - the time period from when we receive a completed Application (see page 10) until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading and the Company is open for business. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE?

This Flexible Premium Variable Life Insurance Policy is designed for corporations and employees to provide insurance protection on the life of Insured employees and to build Contract Value. In addition, under certain circumstances, individuals may purchase a Policy. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Contract Value to various Investment Options and a Fixed Account. These Investment Options include equity, bond, money market and other types of portfolios. Your Contract Value will change daily, depending on investment return. No minimum amount is guaranteed as in a traditional life insurance policy.

SUMMARY OF FEATURES

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of Investment Options. The Investment Options invest directly in the Underlying Funds. These professionally managed stock, bond and money market funds cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options (subject to state availability) are available currently:

EMERGING MARKETS                                   BALANCED
Credit Suisse Warburg Pincus Emerging Markets      Fidelity VIP II Asset Manager Portfolio -
Portfolio                                          Initial Class
                                                   Janus Aspen Series Balanced Portfolio -
INTERNATIONAL                                      Service Shares
Janus Aspen Series Worldwide Growth Portfolio -    MFS Total Return Portfolio
  Service Shares                                   Salomon Brothers Variable Total Return Fund
Lazard International Stock Portfolio
Putnam VT International Growth Fund -- Class IB    INDEX
Smith Barney International All Cap                 Deutsche VIT EAFE Equity Index Fund
  Growth Portfolio*                                Deutsche VIT Small Cap Index Fund
                                                   Smith Barney Equity Index Portfolio -- Class 1
SMALL CAP
Disciplined Small Cap Stock Portfolio+             BOND
Dreyfus Small Cap Portfolio -- Initial Shares      CitiStreet Diversified Bond Fund+
Franklin Small Cap Fund -- Class 2                 Diversified Strategic Income Portfolio+
Putnam VT Small Cap Value Fund -- Class IB         PIMCO Total Return Bond Portfolio
Delaware Small Cap Value Series+                   Salomon Brothers Variable Strategic Bond Fund
                                                   Travelers Convertible Bond Portfolio
MID CAP                                            Travelers High Yield Bond Trust
Aim Capital Appreciation Portfolio                 Travelers Quality Bond Portfolio
Fidelity VIP III Mid Cap Portfolio -- Service      Travelers U.S. Government Securities Portfolio
Class 2
MFS Emerging Growth Portfolio                      MONEY MARKET
MFS Mid Cap Growth Portfolio                       Travelers Money Market Portfolio
Salomon Brothers Variable Capital Fund
Travelers Disciplined Mid Cap Stock Portfolio      REAL ESTATE
Van Kampen Enterprise Portfolio                    Delaware Investments REIT Series
LARGE CAP                                          NON-STYLE SPECIFIC
Alliance Growth Portfolio                          Janus Aspen Series Global Technology Portfolio -
Alliance Premier Growth Portfolio -- Class B       Service Shares
Capital Appreciation Fund (Janus)
Dreyfus Appreciation Portfolio -
  Initial Shares
Equity Income Portfolio (Fidelity)
Fidelity VIP II Contrafund(R) Portfolio -
  Service Class 2
Large Cap Portfolio (Fidelity)
MFS Research Portfolio
Putnam VT Voyager II Fund -- Class IB
Salomon Brothers Variable Investors Fund
Smith Barney Large Capitalization Growth
Portfolio
Social Awareness Stock Portfolio (Smith Barney)
Strategic Stock Portfolio+
Strong Multi Cap Value Fund II**+

 * formerly Smith Barney International Equity Portfolio

** Formerly Strong Schafer Value Fund II

 + Anticipated to be closed to investors on or about September 4, 2001

Additional Investment Options may be added from time to time. For more information, see "The Investment Options." Refer to each Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

FIXED ACCOUNT: The Fixed Account is funded by the assets of the General Account. The Contract Value allocated to the Fixed Account is credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than 3%.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly. You may also make unscheduled premium payments in any amount, subject to the limitations described in this prospectus.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options and/or the Fixed Account. You may not allocate less than 5% of each Net Premium to any Investment Option and/or Fixed Account and allocations must be in whole percentages. You may change your allocations by writing to the Company or by calling 1-800-334-4298.

During the Underwriting Period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' right to cancel has expired, your Net Premium will be invested in the Money Market Portfolio unless you purchase the Contract in a state which permits us to refund Contract Value. Then you may invest your Net Premium in any Investment Option during the right to cancel period. After that, the Contract Value will be distributed to each Investment Option in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium or Contract, as required by state law, by mailing us the Policy and a written request for cancellation within a specified period.

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the Amount Insured will equal the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the Amount Insured will equal the greater of the Stated Amount of the Policy plus the Contract Value or the Minimum Amount Insured.

     - ANNUAL INCREASE OPTION (OPTION 3): the Amount Insured will equal the Stated Amount of the Policy plus Premiums, minus withdrawals, accumulated at a specified interest rate not to exceed 10% on an annual basis.

POLICY VALUES: As with other types of insurance policies, this Policy can accumulate a Contract Value. The Contract Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Contract Value. There is no minimum guaranteed Contract Value allocated to the Investment Options. As discussed below, any premium payments allocated to the Fixed Account is credited with a minimum guarantee of 3% in any given year.

     - ACCESS TO POLICY VALUES: You may borrow up to 100% of your Policy's Cash Surrender Value. (See "Policy Loans" for loan impact on coverage and policy values.)

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Contract Value among the Investment Options. There are restrictions on the transfer of your Contract Value to and from the Fixed Account. You may do this by writing to the Company.

You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, you will have 61 days to pay a premium to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can elect to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC.

CHARGES AND DEDUCTIONS: Your Policy is subject to charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

     POLICY CHARGES:

     - SALES EXPENSES CHARGES -- We deduct a sales charge from each premium payment received which is guaranteed never to exceed 12% of such Target Premium in all years and 8% on amounts in excess of the Target Premium in all years. On a current basis, the Sales Expense Charge is 10% of the premiums received up to the Target Premium for Policy Years 1 and 2, 8% for Policy Years 3 through 7, and 3.5% thereafter. On a current basis the Sales Expense Charge on premium received in excess of the Target Premium is 6% for Policy Years 1 and 2, 4% for Policy Years 3 through 7, and 3.5% thereafter. For these purposes an increase in Stated Amount is treated as a newly issued contract. Currently, 2.25% of the Sales Expense Charge is designed to compensate us for state premium taxes owed by the Company associated with the receipt of premium, which cost is borne by the Policy Owner. These taxes vary from state to state, and 2.25% is an average. In some states, there may be no premium taxes associated with premium. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for federal taxes associated with the receipt of premium, which cost is borne by the Policy Owner.

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, a current Policy Fee of $5.00 (guaranteed not to exceed $10), a sales expense charge of $.10 a month per $1,000 of Stated Amount and charges for optional rider(s).

     - SURRENDER CHARGE -- There is no surrender charge.

     ASSET-BASED CHARGES:  (Not Assessed on Contract Values in the Fixed
Account)

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which currently equals an annual rate of .20% for Policy Years 1 through 25, and .05% thereafter. It is guaranteed not to exceed .75% in all years.

     - UNDERLYING FUND FEES -- the Separate Account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These Underlying Fund Fees are summarized below. Underlying Funds that are shaded in the table are anticipated to be closed to investors on or about September 4, 2001.

UNDERLYING FUND EXPENSES
(as a percentage of average daily net assets of the Underlying Fund as of December 31, 2000, unless otherwise noted)

                                                                                       TOTAL ANNUAL
                                                                                        OPERATING
                                            MANAGEMENT FEE           OTHER EXPENSES      EXPENSES
                                            (AFTER EXPENSE   12B-1   (AFTER EXPENSE   (AFTER EXPENSE
             FUNDING OPTIONS:               REIMBURSEMENT)   FEES    REIMBURSEMENT)   REIMBURSEMENT)
             ----------------               --------------   -----   --------------   --------------
CAPITAL APPRECIATION FUND (JANUS).........       0.81%                    0.02%            0.83%
HIGH YIELD BOND TRUST.....................       0.56%                    0.27%            0.83%
MONEY MARKET PORTFOLIO....................       0.38%                    0.02%            0.40%
ALLIANCE VARIABLE PRODUCT SERIES FUND,
  INC.
Premier Growth Portfolio -- Class B*......       1.00%       0.25%        0.05%            1.30%
CITISTREET FUNDS, INC.
CitiStreet Diversified Bond Fund+.........       0.49%                    0.13%            0.62%
CREDIT SUISSE WARBURG PINCUS TRUST
Emerging Markets Portfolio................       1.09%                    0.31%            1.40%(1)
DELAWARE GROUP PREMIUM FUND
REIT Series...............................       0.57%                    0.28%            0.85%(2)
Small Cap Value Series....................       0.71%                    0.14%            0.85%(2)
DEUTSCHE ASSET MANAGEMENT, INC.
EAFE(R) Equity Index Fund.................       0.45%                    0.20%            0.65%(3)
Small Cap Index Fund......................       0.35%                    0.10%            0.45%(3)
DREYFUS VARIABLE INVESTMENT FUND
Appreciation Portfolio -- Initial
  Shares..................................       0.75%                    0.03%            0.78%(4)
Small Cap Portfolio -- Initial Shares.....       0.75%                    0.03%            0.78%(4)
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST
Franklin Small Cap Fund -- Class 2*.......       0.49%       0.25%        0.28%            1.02%(5)()
GREENWICH STREET SERIES FUND
Diversified Strategic Income Portfolio....       0.65%                    0.13%            0.78%(6)
Equity Index Portfolio -- Class I.........       0.21%                    0.02%            0.23%(7)
JANUS ASPEN SERIES
Balanced Portfolio -- Service Shares*.....       0.65%       0.25%        0.02%            0.92%
Global Technology Portfolio -- Service
  Shares*.................................       0.65%       0.25%        0.04%            0.94%
Worldwide Growth Portfolio -- Service
  Shares*.................................       0.65%       0.25%        0.05%            0.95%
PIMCO VARIABLE INSURANCE TRUST
Total Return Bond Portfolio...............       0.25%                    0.40%            0.65%(8)
PUTNAM VARIABLE TRUST
Putnam VT International Growth Fund --
  Class IB Shares*........................       0.76%       0.25%        0.18%            1.19%
Putnam VT Small Cap Value Fund -- Class IB
  Shares*.................................       0.80%       0.25%        0.30%            1.35%
Putnam VT Voyager II Fund -- Class IB
  Shares*.................................       0.70%       0.25%        0.30%            1.25%(9)
SALOMON BROTHERS VARIABLE SERIES FUND INC.
Capital Fund..............................       0.58%                    0.42%            1.00%(10)
Investors Fund............................       0.70%                    0.21%            0.91%
Strategic Bond Fund.......................       0.36%                    0.64%            1.00%(10)
Total Return Fund.........................       0.46%                    0.54%            1.00%(10)
STRONG VARIABLE INSURANCE FUNDS, INC.
Strong Multi Cap Value Fund II**..........       1.00%                    0.20%            1.20%(11)

                                                                                       TOTAL ANNUAL
                                                                                        OPERATING
                                            MANAGEMENT FEE           OTHER EXPENSES      EXPENSES
                                            (AFTER EXPENSE   12B-1   (AFTER EXPENSE   (AFTER EXPENSE
             FUNDING OPTIONS:               REIMBURSEMENT)   FEES    REIMBURSEMENT)   REIMBURSEMENT)
             ----------------               --------------   -----   --------------   --------------
THE TRAVELERS SERIES TRUST
Convertible Bond Portfolio................       0.66%                    0.14%            0.80%(12)
Disciplined Mid Cap Stock Portfolio.......       0.76%                    0.12%            0.88%
Disciplined Small Cap Stock Portfolio.....       0.86%                    0.14%            1.00%(12)
Equity Income Portfolio...................       0.75%                    0.07%            0.82%(13)
Large Cap Portfolio.......................       0.75%                    0.07%            0.82%(13)
Lazard International Stock Portfolio......       0.89%                    0.14%            1.02%
MFS Emerging Growth Portfolio.............       0.81%                    0.05%            0.86%
MFS Mid Cap Growth Portfolio..............       0.86%                    0.04%            0.90%
MFS Research Portfolio....................       0.86%                    0.06%            0.92%
Quality Bond Portfolio....................       0.38%                    0.11%            0.49%
Strategic Stock Portfolio.................       0.66%                    0.24%            0.90%(12)
Social Awareness Stock Portfolio..........       0.71%                    0.04%            0.75%
U.S. Government Securities Portfolio......       0.39%                    0.09%            0.48%
TRAVELERS SERIES FUND INC.
AIM Capital Appreciation Portfolio........       0.80%                    0.03%            0.83%(14)
Alliance Growth Portfolio.................       0.80%                    0.01%            0.81%(14)
MFS Total Return Portfolio................       0.80%                    0.04%            0.84%(14)
Smith Barney International All Cap Growth
  Portfolio...............................       0.90%                    0.08%            0.98%(14)
Smith Barney Large Capitalization Growth
  Portfolio...............................       0.75%                    0.02%            0.77%()(14)
Van Kampen Enterprise Portfolio...........       0.70%                    0.03%            0.73%(14)
VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager Portfolio -- Initial
  Class...................................       0.53%                    0.08%            0.61%
Contrafund(R) Portfolio -- Service Class
  2*......................................       0.57%       0.25%        0.10%            0.92%(15)
VARIABLE INSURANCE PRODUCTS FUND III
Mid Cap Portfolio -- Service Class 2*.....       0.57%       0.25%        0.17%            0.99%(15)

---------------
 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service providers).

** Formerly Strong Schafer Value Fund II.

 + Intermediate-Term Bond Fund, a series of American Odyssey Funds Inc. merged into Long-Term Bond Fund, also a series of American Odyssey Funds Inc. on or about April 27, 2001. Effective May 1, 2001, Long-Term Bond Fund changed its name to CitiStreet Diversified Bond Fund and the American Odyssey Funds Inc changed its name to CitiStreet Funds Inc.

 1 Fee waivers, expense reimbursements, or expense credits reduced expenses for the EMERGING MARKETS PORTFOLIO during 2000, but this may be discontinued at any time. Without such arrangements, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.42% and 1.67%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2000, net of any fee waivers or expense reimbursements.

 2 The Adviser for the REIT SERIES and the SMALL CAP VALUE SERIES is Delaware
   Management Company ("DMC"). Effective through April 30, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, Total Annual Operating Expenses would have been 1.03% and 0.89%, respectively.

 3 These fees reflect a voluntary expense reimbursement arrangement whereby the Adviser has agreed to reimburse the funds. Without such arrangement, Other Expenses and Total Annual Operating Expenses for the EAFE(R) EQUITY INDEX FUND and the SMALL CAP INDEX FUND would have been 0.47% and 0.92%, and 0.34% and 0.69%, respectively.

 4 Total Annual Operating Expenses for the SMALL CAP PORTFOLIO -- INITIAL SHARES and the APPRECIATION PORTFOLIO -- INITIAL SHARES do not include interest expense, loan commitment fees, and dividends on securities sold short. These figures are for the year ended December 31, 2000. Actual expenses in future years may be higher or lower than the fees given.

 5 The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus. Total Annual Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction, Management Fees, 12b-1 Fees, Other Expenses, and Total Annual Operating Expenses for the FRANKLIN SMALL CAP FUND -- CLASS 2 would have been 0.53%, 0.25%, 0.28%, and 1.06%, respectively.

 6 The Management Fee includes 0.20% for fund administration.

 7 The Management Fee includes 0.06% for fund administration.

 8 "Other Expenses" reflects a 0.25% administrative fee and 0.01% representing organizational expenses and pro rata Trustees' fees for the TOTAL RETURN BOND PORTFOLIO. PIMCO has contractually agreed to reduce Total Annual Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets for the TOTAL RETURN BOND PORTFOLIO. Without such reductions, Total Annual Operating Expenses for the fiscal year ended December 31, 2000 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

 9 The Total Annual Operating Expenses for the VT VOYAGER FUND II -- CLASS IB
   SHARES are based on estimated expenses. This fund commenced operations on September 1, 2000.

10 The Adviser has waived all or a portion of its Management Fees for the year ended December 31, 2000. If such fees were not waived or expenses reimbursed, the Management Fee, Other Expenses, and Total Annual Operating Expenses would have been as follows: .85%, 0.42%, and 1.27%, respectively for the CAPITAL FUND; 0.75%, 0.64%, and 1.39%, respectively for the STRATEGIC BOND FUND; and 0.80%, 0.54%, and 1.34%, respectively for the TOTAL RETURN FUND.

11 The Adviser has waived all or a portion of its Management Fees for the year ended December 31, 2000. If such fees were not waived or expenses reimbursed, the Management Fee, Other Expenses, and Total Annual Operating Expenses would have been as follows: 0.75%, 1.03%, and 1.78%, respectively for the HIGH YIELD BOND FUND; 0.85%, 0.42%, and 1.27%, respectively for the CAPITAL FUND; 0.75%, 0.64%, and 1.39%, respectively for the STRATEGIC BOND FUND; 0.75%, 1.77%, and 2.52%, respectively for the SMALL CAP GROWTH FUND; and 0.80%, 0.54%, and 1.34%, respectively for the TOTAL RETURN FUND.

12 Travelers Insurance Company has agreed to reimburse the CONVERTIBLE BOND
   PORTFOLIO, the STRATEGIC STOCK PORTFOLIO, and the DISCIPLINED SMALL CAP STOCK PORTFOLIO for expenses for the period ended December 31, 2000 which exceeded 0.80%, 0.90%, and 1.00%, respectively. Without such voluntary arrangements, the actual annualized Total Annual Operating Expenses would have been 0.90%, 0.97%, and 1.14%, respectively.

13 TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and the LARGE CAP PORTFOLIO would have been 0.87% and 0.84%, respectively.

14 Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

15 Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2 and the MID CAP PORTFOLIO -- SERVICE CLASS 2 would have been 0.90% and 0.94%, respectively.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes a flexible premium variable life insurance policy offered by The Travelers Insurance Company to corporations and employers and individuals under certain circumstances. It provides life insurance protection on the life (of an Insured), and pays policy proceeds when the Insured dies while the policy is in effect. The policy offers:

     - Flexible premium payments (you select the timing and amount of the premium)

     - A selection of investment options

     - A choice of three death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

     - Additional benefits through the use of an optional rider

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Contract Values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Consult your Policy for its specific terms.

GROUP OR INDIVIDUAL POLICY. The policy may be issued either as an individual or group policy. Under an individual or group policy, the Insured generally will be an employee. The Certificate, and Group Policy, and Individual Policies are hereafter collectively referred to as the "Policy."

THE APPLICATION. In order to become a policy owner, you must submit an application with information about the proposed insured. The insured must sign a life insurance consent form and provide evidence of insurability, as required. On the application, you will also indicate:

     - the amount of insurance desired (the "stated amount"); minimum of $50,000

     - your choice of the three death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of investment options.

Our underwriting staff will review the completed application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make premium payments and direct them to one or more of the available Investment Options and the Fixed Account. The Policy's Contract Value will increase or decrease depending on the performance of the Investment Options you select. In the case of Death Benefit Option 2, the Death Benefit will also vary based on the Investment Options' performance.

If your Policy is in effect when the Insured dies, we will pay your beneficiary the Death Benefit plus any additional rider Death Benefit. Your Policy will stay in effect as long as the Policy's Cash Surrender Value can pay the Policy's monthly charges.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.

APPLYING PREMIUM PAYMENTS

We apply the first premium on the later of the Issue Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Money Market Portfolio unless state law permits us to refund Contract Value under the Right to Cancel provision. Then, you may invest your Net Premium in any available Investment Option. At the end of the Right to Cancel Period, we direct the net premiums to the Investment Option(s) and/or the Fixed Account selected on the application, unless you give us other directions.

Any premium allocation must be at least 5% and must be in whole percentages. You may make additional payments at any time while your Policy is in force. We reserve the right to require evidence of insurability before accepting additional premium payments which result in an increased Net Amount at Risk. We will return any additional premium payments which would exceed the limits prescribed by federal income tax laws or regulations which would prevent the Policy from qualifying as life insurance.

The Investment Options are segments of the Separate Account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with accumulation units of the Investment Option(s) you have selected. We calculate the number of Accumulation Units by dividing your Net Premium Payment by each Investment Option's Accumulation Unit Value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The Investment Options currently available under Fund UL III are listed below. Those funds that are indicated with an asterisk (*) are anticipated to be closed to investors on or about September 4, 2001. There is no assurance that an Investment Option will achieve its stated objectives. We may, add, withdraw or substitute Investment Options from time to time. Any changes will comply with applicable state and federal laws. We would notify you before making such a change. For more detailed information on the investment advisers and their services and fees, please refer to the Underlying Fund's prospectuses which are included with and must accompany this prospectus. The Company has entered into agreements with either the investment adviser or distributor of certain of the Underlying Funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the Underlying Funds on behalf of the Separate Account. Please read carefully the complete risk disclosure in each Underlying Fund's prospectus before investing.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Capital Appreciation Fund  Seeks growth of capital through the     Travelers Asset Management
                           use of common stocks. Income is not an  International Company LLC
                           objective. The Fund invests             ("TAMIC")
                           principally in common stocks of small   Subadviser: Janus Capital
                           to large companies which are expected   Corp.
                           to experience wide fluctuations in
                           price in both rising and declining
                           markets.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
High Yield Bond Trust      Seeks generous income. The assets of    TAMIC ]
                           the High Yield Bond Trust will be
                           invested in bonds which, as a class,
                           sell at discounts from par value and
                           are typically high risk securities.
Money Market Portfolio     Seeks high current income from short-   TAMIC
                           term money market instruments while
                           preserving capital and maintaining a
                           high degree of liquidity.
ALLIANCE VARIABLE PRODUCT SERIES FUND
Premier Growth Portfolio   Seeks long-term growth of capital by    Alliance Capital Management
Class B                    investing primarily in equity
                           securities of a limited number of
                           large, carefully selected, high
                           quality U.S. companies that are judged
                           likely to achieve superior earning
                           momentum.
CITISTREET FUNDS INC.
CitiStreet Diversified     Seeks maximum long-term (capital        Smith Barney Fund
Bond Fund*                 appreciation and income) by investing   Management LLC
                           primarily in fixed income securities.   ("SBFM")
CREDIT SUISSE WARBURG PINCUS TRUST
Emerging Markets           Seeks long-term growth of capital by    Credit Suisse Asset
Portfolio                  investing primarily in equity           Management, LLC
                           securities of non-U.S issuers
                           consisting of companies in emerging
                           securities markets.
DELAWARE GROUP PREMIUM FUND
REIT Series                Seeks to achieve maximum long-term      Delaware Management Company,
                           total return. Capital appreciation is   Inc.
                           a secondary objective. The Series       Subadviser: Lincoln
                           seeks to achieve its objectives by      Investment Management, Inc.
                           investing in securities of companies
                           primarily engaged in the real estate
                           industry. Under normal circumstances,
                           at least 65% of the Series total
                           assets will be invested in equity
                           securities of real estate investment
                           trusts ("REITs"). The Series operates
                           as a nondiversified fund as defined by
                           the Investment Company Act of 1940.
Small Cap Value Series*    Seeks capital appreciation by           Delaware Management Company,
                           investing in small to mid-cap common    Inc.
                           stocks whose market value appears low
                           relative to their underlying value or
                           future earnings and growth potential.
                           Emphasis will also be placed on
                           securities of companies that may be
                           temporarily out of favor or whose
                           value is not yet recognized by the
                           market.
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
EAFE Equity Index Fund     Seeks to replicate, before deduction    Bankers Trust Company
                           of expenses, the total return
                           performance of the EAFE index.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Small Cap Index Fund       Seeks to replicate, before deduction    Bankers Trust Company
                           of expenses, the total return
                           performance of the Russell 2000 index.
DREYFUS VARIABLE
  INVESTMENT FUND
Appreciation Portfolio -   Seeks primarily to provide long-term    The Dreyfus Corporation
  Initial Shares           capital growth consistent with the      Subadviser: Fayez Sarofim &
                           preservation of capital; current        Co.
                           income is a secondary investment
                           objective. The portfolio invests
                           primarily in the common stocks of
                           domestic and foreign issuers.
Small Cap Portfolio -      Seeks to maximize capital               The Dreyfus Corporation
  Initial Shares           appreciation.
FRANKLIN TEMPLETON
  VARIABLE INSURANCE
  PRODUCTS TRUST
Franklin Small Cap Fund -  Seeks long-term capital growth; the     Franklin Advisers, Inc.
Class 2                    Fund seeks to accomplish its objective  Subadviser: Templeton
                           by investing primarily (normally at     Investment Counsel, Inc.
                           least 65% of its assets) in equity
                           securities of smaller capitalization
                           growth companies.
GREENWICH STREET SERIES
  FUND
Diversified Strategic      Seeks high current income by investing  SBFM
Income Portfolio*          primarily in the following fixed
                           income securities: U.S. Gov't and
                           mortgage-related securities, foreign
                           gov't bonds and corporate bonds rated
                           below investment grade.
Equity Index Portfolio -   Seeks to replicate, before deduction    Travelers Investment
Class I Shares             of expenses, the total return           Management Company ("TIMCO")
                           performance of the S&P 500 Index.
JANUS ASPEN SERIES
Balanced Portfolio -       Seeks current income and long-term      Janus
Service Shares             growth of capital, consistent with
                           preservation of capital and balanced
                           by current income. It pursues its
                           objective by normally investing 40-60%
                           of its assets in securities selected
                           primarily for their growth potential
                           and 40-60% of its assets in securities
                           selected primarily for their income
                           potential. This Portfolio normally
                           invests at least 25% of its assets in
                           fixed-income securities.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
JANUS ASPEN SERIES (CONT'D)
Global Technology          Seeks long-term growth of capital. It   Janus
Portfolio - Service        pursues its objective by investing
Shares                     primarily in equity securities of US
                           and foreign companies selected for
                           their growth potential. Normally, it
                           invests at least 65% of its total
                           assets in securities of companies that
                           the portfolio manager believes will
                           benefit significantly from advances or
                           improvements in technology.
Worldwide Growth           Seeks long-term growth of capital in a  Janus
Portfolio - Service        manner consistent with the
Shares                     preservation of capital. It pursues
                           its objective by investing primarily
                           in common stocks of companies of any
                           size throughout the world. The
                           Portfolio normally invests in issuers
                           from at least five different
                           countries, including the United
                           States. The Portfolio may at times
                           invest in fewer than five countries or
                           even a single country.
PIMCO VARIABLE INSURANCE TRUST
Total Return Bond          Seeks maximum total return, consistent  Pacific Investment Management
Portfolio                  with preservation of capital and        Company
                           prudent investment management, by
                           investing primarily in
                           investment-grade debt securities.

PUTNAM VARIABLE TRUST
Putnam VT International    Seeks capital appreciation by           Putnam Investment Management,
Growth Fund -- Class IB    investing mostly in common stocks of    Inc. ("Putnam")
Shares                     companies outside the United States.

Putnam VT Small Cap Value  Seeks capital appreciation by           Putnam
Fund -- Class IB Shares    investing mainly in common stocks of
                           U.S. companies with a focus on value
                           stocks.

Putnam VT Voyager II       Seeks capital appreciation by           Putnam
Fund -- Class IB Shares    investing mainly in common stocks of
                           U.S. companies with a focus on growth
                           stocks.
SALOMON BROTHERS VARIABLE
  SERIES FUND INC.
Capital Fund               Seeks capital appreciation through      Salomon Brothers Asset
                           investments primarily in common stock,  Management ("SBAM")
                           or securities convertible to common
                           stocks, which are believed to have
                           above-average price appreciation
                           potential and which may also involve
                           above-average risk.
Investors Fund             Seeks long-term growth of capital.      SBAM
                           Current income is a secondary
                           objective.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
SALOMON BROTHERS VARIABLE SERIES FUND (CONT'D)
Strategic Bond Fund        Seeks high level of current income. As  SBAM
                           a secondary objective, the Portfolio
                           will seek capital appreciation.
Total Return Fund          Seeks above-average income (compared    SBAM
                           to a portfolio invested entirely in
                           equity securities). Secondarily, seeks
                           opportunities for growth of capital
                           and income.
STRONG VARIABLE INSURANCE
  FUNDS, INC.
Strong Multi Cap Value     Seeks primarily long-term capital       Strong Capital Management,
Fund II*                   appreciation. Current income is a       Inc.
                           secondary objective when selecting      Subadviser: Schafer Capital
                           investments.                            Management Inc.
TRAVELERS SERIES FUND INC.
AIM Capital Appreciation   Seeks capital appreciation by           Travelers Investment Advisers
Portfolio                  investing principally in common stock,  ("TIA")
                           with emphasis on medium-sized and       Subadviser: AIM Capital
                           smaller emerging growth companies.      Management, Inc.
Alliance Growth Portfolio  Seeks long-term growth of capital by    TIA
                           investing predominantly in equity       Subadviser: Alliance Capital
                           securities of companies with a          Management L.P.
                           favorable outlook for earnings and
                           whose rate of growth is expected to
                           exceed that of the U.S. economy over
                           time. Current income is only an
                           incidental consideration.
MFS Total Return           Seeks to obtain above-average income    TIA
Portfolio                  (compared to a portfolio entirely       Subadviser: Massachusetts
                           invested in equity securities)          Financial Services Company
                           consistent with the prudent employment  ("MFS")
                           of capital. Generally, at least 40% of
                           the Portfolio's assets will be
                           invested in equity securities.
Smith Barney               Seeks total return on assets from       SBFM
International All Cap      growth of capital and income by
Growth Portfolio           investing at least 65% of its assets
                           in a diversified portfolio of equity
                           securities of established non-U.S.
                           issuers.
Smith Barney Large         Seeks long-term growth of capital by    SBFM
Capitalization Growth      investing in equity securities of
Portfolio                  companies with large market
                           capitalizations.
Van Kampen Enterprise      Seeks capital appreciation through      SBFM
Portfolio                  investment in securities believed to    Subadviser: Van Kampen Asset
                           have above-average potential for        Management, Inc.
                           capital appreciation. Any income
                           received on such securities is
                           incidental to the objective of capital
                           appreciation.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
TRAVELERS SERIES TRUST
Convertible Bond           Seeks current income and capital        TAMIC
  Portfolio                appreciation by investing in
                           convertible securities and in
                           combinations of nonconvertible
                           fixed-income securities and warrants
                           or call options that together resemble
                           convertible securities ("synthetic
                           convertible securities").
Disciplined Mid Cap Stock  Seeks growth of capital by investing    TAMIC
Portfolio                  primarily in a broadly diversified      Subadviser: TIMCO
                           portfolio of common stocks.
Disciplined Small Cap      Seeks long term capital appreciation    TAMIC
Stock Portfolio*           by investing primarily (at least 65%    Subadviser: TIMCO
                           of its total assets) in the common
                           stocks of U.S. Companies with
                           relatively small market
                           capitalizations at the time of
                           investment.
Equity Income Portfolio    Seeks reasonable income by investing    TAMIC
                           at least 65% in income-producing        Subadviser: Fidelity
                           equity securities. The balance may be   Management & Research Company
                           invested in all types of domestic and   ("FMR")
                           foreign securities, including bonds.
                           The Portfolio seeks to achieve a yield
                           that exceeds that of the securities
                           comprising the S&P 500. The Subadviser
                           also considers the potential for
                           capital appreciation.
Large Cap Portfolio        Seeks long-term growth of capital by    TAMIC
                           investing primarily in equity           Subadviser: FMR
                           securities of companies with large
                           market capitalizations.
Lazard International       Seeks capital appreciation by           TAMIC
Stock Portfolio            investing primarily in the equity       Subadviser: Lazard Asset
                           securities of non-United States         Management
                           companies (i.e., incorporated or
                           organized outside the United States).
MFS Emerging Growth        Seeks long-term growth of capital.      TAMIC
Portfolio                  Dividend and interest income from       Subadviser: MFS
                           portfolio securities, if any, is
                           incidental.
MFS Mid Cap Growth         Seeks to obtain long-term growth of     TAMIC
Portfolio                  capital by investing under normal       Subadviser: MFS
                           market conditions, at least 65% of its
                           total assets in equity securities of
                           companies with medium market
                           capitalization which the investment
                           adviser believes have above-average
                           growth potential.
MFS Research Portfolio     Seeks to provide long-term growth of    TAMIC
                           capital and future income.              Subadviser: MFS
Travelers Quality Bond     Seeks current income, moderate capital  TAMIC
Portfolio                  volatility and total return.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
THE TRAVELERS SERIES TRUST (CONT'D)
Social Awareness Stock     Seeks long-term capital appreciation    SBFM
Portfolio                  and retention of net investment
                           income. The Portfolio seeks to fulfill
                           this objective by selecting
                           investments, primarily common stocks,
                           which meet the social criteria
                           established for the Portfolio. Social
                           criteria currently excludes companies
                           that derive a significant portion of
                           their revenues from the production of
                           tobacco, tobacco products, alcohol, or
                           military defense systems, or in the
                           provision of military defense related
                           services or gambling services.
Strategic Stock            Seeks to provide an above-average       TAMIC
Portfolio*                 total return through a combination of   Subadviser: TIMCO
                           potential capital appreciation and
                           dividend income by investing primarily
                           in high dividend yielding stocks
                           periodically selected from the
                           companies included in (i) the Dow
                           Jones Industrial Average and (ii) a
                           subset of the Standard & Poor's
                           Industrial Index.
U.S. Government            Seeks to select investments from the    TAMIC
Securities Portfolio       point of view of an investor concerned
                           primarily with highest credit quality,
                           current income and total return. The
                           assets of the U.S. Government
                           Securities Portfolio will be invested
                           in direct obligations of the United
                           States, its agencies and
                           instrumentalities.
VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager Portfolio -  Seeks high total return with reduced    FMR
Initial Class              risk over the long-term by allocating
                           its assets among stocks, bonds and
                           short-term fixed-income instruments.
Contrafund Portfolio -     Seeks long-term capital appreciation    FMR
Service Class 2            by investing primarily in common
                           stocks of companies whose value the
                           advisor believes is not fully
                           recognized by the public.
VARIABLE INSURANCE PRODUCTS FUND III
Mid Cap Portfolio --       Seeks long-term growth of capital and   FMR
Service Class 2            income by investing primarily in
                           income-producing equity securities,
                           including common stocks and
                           convertible securities.

* Anticipated to be closed to investors on or about September 4, 2001.

                               THE FIXED ACCOUNT
--------------------------------------------------------------------------------

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in separate account sponsored by the Company.

The staff of the Securities and Exchange Commission (SEC) does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss and guarantees a specified interest rate. The investment gain or loss of the Separate Account or any of the variable Investment Options does not affect the Fixed Account portion of the Policy owner's Contract Value.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the premium payments allocated to the Fixed Account, plus interest credited, less Monthly Deduction Amount allocated to the Fixed Account, less any prior surrenders or loans. If the Policy owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable charges as described under "Charges and Deductions" in this prospectus.

Premium payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Policies participating in the Fixed Accounts.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Policies. The amount of such investment income allocated to the Policies will vary in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee that for the life of the Policy we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CONTRACT VALUE

INVESTMENT OPTIONS

As long as the Policy remains in effect, you may make transfers of Contract Value between Investment Options. We reserve the right to restrict the number of free transfers to six times per Policy in any Policy Year and to charge $10 per Policy for each additional transfer; however, we do not currently charge for transfers. Amounts transferred under the Automated Transfer programs described below are not counted for purposes of this limit on transfers.

We calculate the number of Accumulation Units involved using the Accumulation Unit Values on the Valuation Date on which we receive the transfer request.

FIXED ACCOUNT

You may make transfers from the Fixed Account to any other available investment option(s) twice a year during the 30 days following the semi-annual or annual anniversary of the Policy Date. The transfers are limited to an amount of up to 25% of the Fixed Account Contract Value on the semi-annual or annual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to other Investment Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING. You may establish automated transfers of Contract Values on a monthly or quarterly basis from any Investment Option(s) to any other Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Contract Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar-cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING. You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.

LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Late Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Late Period, but if no payment is received by us, it will terminate at the end of the Late Period. If the Insured dies during the Late Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) stated in the lapse notice. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Contract Value will equal the Net Premium. In addition, we reserve the right to require satisfactory evidence of insurability of the Insured.

INSURED TERM RIDER

You may choose to purchase the Insured Term Rider as an addition to the Policy. This rider may not be available in all states.

EXCHANGE RIGHTS

Once the Policy is in effect, you may choose during the first 24 months to irrevocably transfer all Contract Value of the Investment Options to the Fixed Account. Upon election of this option, no future transfers to the Investment Options will be permitted. All future premium payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this Option.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1) 10 days after delivery of the Policy to the Policy Owner,

     (2) 45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the premium payments paid, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed on amounts allocated to the Investment Option(s), depending on state law. We will make the refund within seven days after we receive your returned policy.

                           ACCESS TO CONTRACT VALUES
--------------------------------------------------------------------------------

POLICY LOANS

You may borrow up to 100% of the Policy's Cash Surrender Value. This amount will be determined on the day we receive the loan request in writing in a form acceptable to us. We reserve the right to limit loan requests to at least $500. We will make the loan within seven days of our receipt of the written loan request. The annual effective loan interest rate charged is 5.00%. The annual effective loan interest rate credited is 4.40% in years 1 - 10, 4.50% in years 11 - 25, and 4.70% in years 26 plus.

If you have a loan outstanding and request a second loan, we will add the amount of the outstanding loan to the loan request. Interest on the outstanding amount of the loan(s), is charged daily and is payable at the end of each Policy Year.

We will transfer the amount of the loan from each Investment Option on a pro rata basis, as of the date the loan is made unless otherwise specified. Loan amounts will be transferred from the Fixed Account when insufficient amounts are available in the Investment Options. We transfer the loan amount to the Loan Account, and credit the Loan Account with a fixed annual rate as shown in the Policy. Amounts held in the Loan Account will not affected by the investment performance of the Investment Options. As you repay the loan, we deduct the amount of the loan repayment from the Loan Account and reallocate the payments among the Investment Options and the Fixed Account according to your current instructions. You may repay all or any part of a loan secured by the Policy while the Policy is still in effect.

CONSEQUENCES. Your Cash Surrender Value is reduced by the amount of any outstanding loan(s). If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse. Additionally, the Death Benefit payable will be decreased because of an outstanding loan. Also, even if a loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since you do not receive any investment experience on the outstanding loan amount held in the Loan Account.

POLICY SURRENDERS

You may withdraw all or a portion of the Contract Value from the Policy on any day that the Company is open for business.

FULL SURRENDERS. As long as the Policy is in effect, you may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the beneficiary's consent provided the beneficiary has not been designated "irrevocable." If so, you will need the beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value, minus any outstanding Policy loans.

For full surrenders, we will pay you within seven days after we receive the request, or on the date you specify, whichever is later. The Policy will terminate on the deduction date following our receipt of the surrender request (or following the date you specified, if later).

If the Policy has not been assigned at any time and a full surrender is requested in the first seven Policy Years we will pay an additional amount at the time of surrender as follows:

------------------------------------------------------------------------------------------
       POLICY YEAR OF FULL SURRENDER                       ADDITIONAL PAYMENT
------------------------------------------------------------------------------------------
                     1                        8% of first year premium received up to
                                              Target Premium plus 5.5% of all other
                                              premiums.
------------------------------------------------------------------------------------------
                     2                        6% of the sum of premium received up to
                                              Target Premium in each of the first two
                                              Policy Years plus 5.5% of all other
                                              premiums.
------------------------------------------------------------------------------------------
                     3                        3.5% of the sum of premium received up to
                                              Target Premium in each of the first three
                                              Policy Years plus 3.5% of all other
                                              premiums.
------------------------------------------------------------------------------------------
                     4                        1.5% of the sum of premium received up to
                                              Target Premium in each of the first four
                                              Policy Years plus 1.5% of all other
                                              premiums.
------------------------------------------------------------------------------------------
                     5                        1.5% of the sum of premium received up to
                                              Target Premium in each of the first five
                                              Policy Years plus 1% of all other premiums.
------------------------------------------------------------------------------------------
                     6                        1% of the sum of premium received up to
                                              Target Premium in each of the first six
                                              Policy Years.
------------------------------------------------------------------------------------------
                     7                        .5% of the sum of premium received up to
                                              Target Premium in each of the first six
                                              Policy Years.
------------------------------------------------------------------------------------------

PARTIAL WITHDRAWALS. You may request a partial withdrawal from the Policy at any time after the first policy year. We reserve the right to limit partial withdrawals to at least $500. We will deduct the amount surrendered pro rata from all Investment Options, unless you give us other written instructions.

In addition to reducing the Policy's Contract Value, partial withdrawals will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Net Amount at Risk. We may require you to return the Policy to record this reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be reduced by any unpaid Monthly Deduction Amount and outstanding Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of these Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "Level Option"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the last Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, (the Annual Increase Option), the Amount Insured will be equal to stated amount of the policy plus Premium Payments minus any partial surrenders.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals to a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 selected by you. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE OF
YOUNGER INSURED            PERCENTAGE
---------------            ----------
0-40.....                     250
45.......                     215
50.......                     185
55.......                     150
60.......                     130
65.......                     120
70.......                     115
75.......                     105
       95+                    100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in Appendix C.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Death Benefit Options 1. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus premium payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus premium payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Death Benefit is greater than the Stated Amount plus premium payments aggregated at 6.00% for one year ($52,650) or the Minimum Amount Insured ($100,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly

Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".) If no beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects one of the Company's payment options. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------

The maturity date is the anniversary of the Policy Date on which the Insured is age 100. If the Insured is living on the Maturity Date, the Company will pay you the Policy's Contract Value, less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for service and benefits we provide, costs and expenses we incur, and risks we assume under the Policies, services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     - the ability for you to obtain a loan under the Policies;

     - the Death Benefit paid on the death of the Insured;

     - the available funding options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     - the distribution of various reports to policy owners.

Costs and expenses we incur include:

     - expenses associated with underwriting applications and increases in the Stated Amount;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     - other costs of doing business.

Risks we assume include:

     - that insureds may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

CHARGES AGAINST PREMIUM

     - FRONT-END SALES EXPENSE CHARGES. When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge. The current charge is 10% of the premiums received up to the Target Premium for Policy Years 1 and 2, 8% for Policy Years 3 through 7, and 3.5% thereafter. The current charge on premium received in excess of the Target Premium is 6% for Policy Years 1 and 2, 4% for Policy Years 3 through 7, and 3.5% thereafter. The sales charge is guaranteed not to exceed 12% of such Target Premium payments in all Contract Years and 10% on amounts in excess of the Target Premium. For these purposes an increase in Stated Amount is treated as a newly issued contract. Currently, 2.25% of the Sales Expense Charge is designed to compensate us for state premium taxes owed by the Company associated with the receipt of premium, which cost is borne by the Policy Owner. These taxes vary from state to state, and 2.25% is an average. In some states, there may be no premium taxes associated with premium. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for federal taxes associated with the receipt of premium, which cost is borne by the Policy Owner.

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options and the Fixed Account values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Monthly Policy Charge and Charges for any Rider(s).

COST OF INSURANCE CHARGE. The Cost of Insurance Charge is a significant charge under your Policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insured. Because the Cost of Insurance depends on a number of factors (age, gender (where applicable), policy duration), the cost will vary from policy to policy. The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex, risk class of the Insured and duration from issue.

MONTHLY POLICY CHARGE. This current $5 charge is used to cover expenses associated with maintaining the policy. This charge is guaranteed not to exceed $10.

MONTHLY PER $1,000 CHARGE. A sales expense charge of $.10 per $1,000 of the Stated Amount for the first 20 Policy Years. For purposes of this charge an increase in Stated Amount is considered a new policy.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge applied against the assets in the Investment Options for mortality and expense risks. This current charge is at an annual rate of 0.20% for Policy Years 1-25, and .05% thereafter. It is guaranteed not to exceed .75% for all years. This charge compensates us for various risks assumed, benefits provided and expenses incurred including commissions paid to your sales agent.

UNDERLYING FUND EXPENSES

When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Underlying Fund prospectuses. These are not direct charges under the Policy; they are indirect because they affect each Investment Option's accumulation unit value.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations.")

TRANSFER CHARGE

There is currently no charge for transfers between Investment Options. We reserve the right to limit free transfers of Contract Value to six times per Policy in any Policy Year, and to charge $10 per Policy for any additional transfers.

REDUCTION OR MODIFICATION OF CHARGES

The policy is available for purchase by individuals, corporations and other groups. The Company may reduce or modify certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to the Company. These charges may be reduced or modified in certain group, sponsored arrangements or special programs. Eligibility for reduction or modification in charges and the amount is determined by a number of factors, including:

     - the number of insureds;

     - the total premium expected to be paid;

     - total assets under management for the policy owner;

     - the nature of the relationship among individual insureds;

     - the purpose for which the policies are being purchased;

     - the expected persistency of individual policies; and

     - any other circumstances which are expected to reduce expenses.

The extent and nature of modifications may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of service.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE (FUND UL III)

The Travelers Fund III for Variable Life Insurance was established on January 15, 1999 under the insurance laws of the state of Connecticut. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund are invested exclusively in shares of the Investment Options. The operations of Fund are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL III will be held for the exclusive benefit of Policy Owners. The assets held in Fund UL III are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions to each Investment Option are reinvested in shares of corresponding underlying fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Underlying Funds in connection with the Investment Options associated with premium payments allocated at the Policy Owners' directions, and redeems Fund UL III units to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Underlying Fund shares at net asset value and to make payment within seven days.

HOW THE CONTRACT VALUE VARIES. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a "valuation date") and we are open for business. A Policy's Contract Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The

Policy's Contract Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value and the Fixed Account Value.

The Separate Account purchases shares of the Underlying Funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Contract Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each valuation date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's valuation date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at the close of the New York Stock Exchange, and ending at its close of business on the next Valuation
Date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account and underlying Investment Option charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit option

     - changes to the way your premiums are allocated

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company c/o Andesa, TPA, Inc.

CHANGES IN STATED AMOUNT

After the first policy year, a Policy Owner may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance Charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION

After the first policy year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

     Options 1-2

     Options 2-1

     Options 3-1

It is not permitted to change from Option 3 to 2; Option 1 to 3, and 2 to 3.

If the Option is changed from Option 1 to Option 2 the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1 the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. If the Option is changed from Option 3 to Option 1 the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the lifetime or the Insured for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Contract Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each premium payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial cash surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the Separate Account for any Valuation Period
(1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the fixed account for up to six months.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain Underlying Funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the Underlying Funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined mutual fund. Please consult the prospectuses of the Underlying Funds for additional information.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. Any sales representative or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable life insurance under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Policy is offered through both affiliated and non-affiliated broker-dealers.

The principal underwriter of the Policies is Travelers Distribution LLC, One Tower Square, Hartford, Connecticut 06183, an affiliated broker-dealer.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 25% of the premium paid in the first Contract Year or 15% of the premium paid in Contract Years 2-4. After Contract Year 4, the maximum commission will not exceed 5% of the premiums paid plus 0.50% of the current Contract Value. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

LEGAL PROCEEDINGS AND OPINION

There are no pending material legal proceedings affecting the Separate Account.

THE TRAVELERS INSURANCE COMPANY

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well at the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Company.

EXPERTS

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of the Travelers Fund UL III for Variable Life Insurance as of December 31, 2000, and for the year ended December 31, 2000 have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the IRS Code ("Code") sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has the choice of more investment options to which to allocate premium payments and cash values and may be able to transfer among investment options more frequently than in such rulings. In addition, the Policy Owner may have the choice of certain investment options which may be more similar to each other in their investment objective and policies than in such rulings. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and Contract value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Consequences of Life Insurance Contracts." Furthermore, no part of the investment growth of the Contract Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Consequences of Life Insurance Contracts."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax or the earnings or the realized capital gains attributable to Fund UL III. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL III under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for the Separate Account assets. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's obligations as depositor for Fund UL III may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April
                                        2000,
Director                                Executive Vice President (7/1999-3/2000), Senior Vice
                                        President (1995-1999), Vice President (1993-1995) of
                                        The Travelers Insurance Company.
William R. Hogan...........    2001     Senior Vice President of The Travelers Insurance
Director                                Company since June 2000; Vice President and Chief
                                        Actuary (1997-2000), Second Vice President and Actuary
                                        (1996-1997), Actuary (1991-1996), Assistant Actuary
                                        (1988-1991) of The Travelers Insurance Company.

                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
Glenn D. Lammey............    2000     Executive Vice President since May 2000, and Chief
Director                                Financial Officer, Chief Accounting Officer and
                                        Controller since March 2000 of The Travelers Insurance
                                        Company; Executive Vice President, Claim Services
                                        (1997-2000), Senior Vice President (1996-1997) of
                                        Travelers Property Casualty Corp.; Vice President and
                                        Chief Financial Officer (1992) Personal Lines of The
                                        Travelers Insurance Company.
Marla Berman Lewitus.......    2000     Senior Vice President and General Counsel since August
Director                                1999 of The Travelers Insurance Company; Associate
                                        General Counsel (1998-1999), Assistant General Counsel
                                        (1995-1998), Senior Counsel (1991-1995) of Citigroup
                                        Inc.

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY

The following are the Senior Officers of The Travelers Insurance Company other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

                NAME                      POSITION WITH INSURANCE COMPANY
                ----                      -------------------------------
Mary Jean Thornton...................  Executive Vice President and
                                       Chief Information Officer
Stuart Baritz........................  Senior Vice President
William H. Heyman*...................  Senior Vice President
Brendan M. Lynch.....................  Senior Vice President
Warren H. May........................  Senior Vice President
Kathleen A. Preston..................  Senior Vice President
Robert J. Price*.....................  Senior Vice President
David A. Tyson.......................  Senior Vice President
F. Denney Voss*......................  Senior Vice President

---------------
* Principal business address: 399 Park Avenue, New York, New York 10043

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 45
Guarantee Issue
Non-Smoker
Annual Premium: $25,000 for seven years
Hypothetical Gross Annual Investment
  Rate of Return: 8%
Face Amount: $436,577
Level Death Benefit Option
Current Charges

                                     TOTAL MONTHLY DEDUCTION
                                       FOR THE POLICY YEAR
                                     -----------------------
                                     COST OF
POLICY  CUMULATIVE                  INSURANCE   ADMINISTRATIVE   PER $1,000
 YEAR    PREMIUMS     SALES LOAD     CHARGES       CHARGES         CHARGE
------  ----------    ----------    ---------   --------------   ----------
  1      $ 25,000       $2,500       $  356          $60            $524
  2      $ 50,000       $2,500       $  494          $60            $524
  3      $ 75,000       $2,000       $  609          $60            $524
  5      $125,000       $2,000       $  613          $60            $524
  10     $175,000       $    0       $  960          $60            $524

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Contract Value, Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male. The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

For all illustrations, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, monthly load per $1,000 of stated amount, mortality and expense risk charge, and sales expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification and number of years from Policy issue, and the per $1,000 load per Stated Amount varies by age, amount of insurance and smoker/non-smoker classification for current charges. The current illustrations reflect a deduction from each Target Premium of 10% for years 1-2, 8% years 3-7 and 3.5% thereafter. The current illustrations reflect a deduction on all excess premium of 6% in years 1-2, 4% years 3-7 and 3.5% thereafter.

The guaranteed illustrations reflect a deduction from each Target Premium of 12% in all years and 8% on amounts paid in excess of the Target Premium.

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first twenty-five policy years the current charges consist of .20% mortality and expense risk charge and
 .05% thereafter. In all policy years, the guaranteed charges consist of a .75% mortality and expense risk charge. For all policy years the current and guaranteed charges consist of .86% for Investment Option Expenses.

The charge for Investment Option expenses reflected in the illustrations assumes that Contract Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year. The Investment Option expenses for some of the Underlying Funds reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.06%, 4.94% and 10.94%, respectively on a current basis for years 1-25; and to approximate net annual rates of -0.91%; 5.09%; 11.09% thereafter. On a guaranteed basis the annual gross investment rates of 0%, 6.0% and 12% correspond to approximate net annual rates of -1.61%; 4.39% and 10.39% in all years.

The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Contract Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against Fund UL III, since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                   COLI 2000
                       $25,000 ANNUAL PREMIUM FOR 7 YEARS
            $436,577 SPECIFIED AMOUNT, CASH VALUE ACCUMULATION TEST
                    MALE GUARANTEED ISSUE/NON-TOBACCO AGE 45
                     DEATH BENEFIT OPTION 1, CURRENT VALUES

                           0% HYPOTHETICAL                  6% HYPOTHETICAL                   12% HYPOTHETICAL
         PREMIUM    ------------------------------   ------------------------------   ---------------------------------
POLICY   PLUS 5%    CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH    CONTRACT    SURRENDER     DEATH
YEAR     INTEREST    VALUE       VALUE     BENEFIT    VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   --------   --------   ---------   -------   --------   ---------   -------   ---------   ---------   ---------
1...      26,250     21,326      23,326    436,577    22,646      24,646    436,577      23,967      25,967     436,577
2...      53,813     42,286      45,286    436,577    46,269      49,269    436,577      50,412      53,412     436,577
3...      82,753     63,394      66,019    436,577    71,463      74,088    436,577      80,188      82,813     436,577
4...     113,141     84,202      85,702    436,577    97,833      99,333    436,577     113,165     114,665     436,577
5...     145,048    104,830     106,705    436,577   125,561     127,436    436,577     149,823     151,698     436,577
6...     178,550    125,187     126,687    436,577   154,629     156,129    436,577     190,462     191,962     465,059
7...     213,728    145,307     146,182    436,577   185,139     186,014    439,130     235,355     236,230     558,238
8...     224,414    142,383     142,383    436,577   192,970     192,970    444,782     259,523     259,523     598,182
9...     235,635    139,402     139,402    436,577   201,123     201,123    450,685     286,187     286,187     641,300
10..     247,417    136,334     136,334    436,577   209,592     209,592    456,812     315,574     315,574     687,801
11..     259,787    132,899     132,899    436,577   218,163     218,163    462,694     347,594     347,594     737,200
12..     272,777    129,273     129,273    436,577   226,997     226,997    468,675     382,739     382,739     790,231
13..     286,416    125,407     125,407    436,577   236,077     236,077    474,705     421,256     421,256     847,063
14..     300,736    121,285     121,285    436,577   245,414     245,414    480,794     463,465     463,465     907,982
15..     315,773    116,889     116,889    436,577   255,017     255,017    486,962     509,714     509,714     973,310
16..     331,562    112,002     112,002    436,577   264,757     264,757    492,972     560,082     560,082   1,042,861
17..     348,140    106,785     106,785    436,577   274,777     274,777    499,129     615,233     615,233   1,117,563
18..     365,547    101,197     101,197    436,577   285,081     285,081    505,461     675,597     675,597   1,197,862
19..     383,824     95,196      95,196    436,577   295,673     295,673    511,994     741,640     741,640   1,284,240
20..     403,015     88,725      88,725    436,577   306,553     306,553    518,741     813,861     813,861   1,377,194
21..     423,166     81,666      81,666    436,577   317,902     317,902    525,996     892,355     892,355   1,476,477
22..     444,325     74,398      74,398    436,577   329,790     329,790    533,840     978,772     978,772   1,584,364
23..     466,541     66,412      66,412    436,577   341,966     341,966    541,828   1,073,065   1,073,065   1,700,219
24..     489,868     57,601      57,601    436,577   354,425     354,425    549,946   1,175,890   1,175,890   1,824,576
25..     514,361     47,848      47,848    436,577   367,165     367,165    558,204   1,287,959   1,287,959   1,958,091
26..     540,079     41,271      41,271    436,577   382,772     382,772    570,490   1,419,528   1,419,528   2,115,690
27..     567,083     34,042      34,042    436,577   398,937     398,937    583,264   1,564,126   1,564,126   2,286,820
28..     595,437     26,086      26,086    436,577   415,680     415,680    596,606   1,723,009   1,723,009   2,472,956
29..     625,209     17,305      17,305    436,577   433,012     433,012    610,588   1,897,533   1,897,533   2,675,701
30..     656,470      7,582       7,582    436,577   450,943     450,943    650,956   2,089,154   2,089,154   3,015,786

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                                   COLI 2000
                       $25,000 ANNUAL PREMIUM FOR 7 YEARS
            $436,577 SPECIFIED AMOUNT, CASH VALUE ACCUMULATION TEST
                    MALE GUARANTEED ISSUE/NON-TOBACCO AGE 45
                   DEATH BENEFIT OPTION 1, GUARANTEED VALUES

                            0% HYPOTHETICAL                    6% HYPOTHETICAL                    12% HYPOTHETICAL
          PREMIUM    ------------------------------   ---------------------------------   ---------------------------------
POLICY    PLUS 5%    CONTRACT   SURRENDER    DEATH    CONTRACT    SURRENDER     DEATH     CONTRACT    SURRENDER     DEATH
YEAR     INTEREST     VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
------   ---------   --------   ---------   -------   ---------   ---------   ---------   ---------   ---------   ---------
1...        26,250    19,060      19,060    436,577      20,298      20,298     436,577      21,538      21,538     436,577
2...        53,813    37,747      37,747    436,577      41,430      41,430     436,577      45,265      45,265     436,577
3...        82,753    56,075      56,075    436,577      63,445      63,445     436,577      71,432      71,432     436,577
4...       113,141    74,049      74,049    436,577      86,396      86,396     436,577     100,319     100,319     436,577
5...       145,048    91,673      91,673    436,577     110,334     110,334     436,577     132,239     132,239     436,577
6...       178,550   108,951     108,951    436,577     135,317     135,317     436,577     167,546     167,546     436,577
7...       213,728   125,878     125,878    436,577     161,401     161,401     436,577     206,329     206,329     489,391
8...       224,414   120,629     120,629    436,577     165,499     165,499     436,577     224,565     224,565     517,606
9...       235,635   115,167     115,167    436,577     169,592     169,592     436,577     244,355     244,355     547,560
10..       247,417   109,458     109,458    436,577     173,663     173,663     436,577     265,817     265,817     579,355
11..       259,787   103,470     103,470    436,577     177,699     177,699     436,577     289,078     289,078     613,095
12..       272,777    97,174      97,174    436,577     181,690     181,690     436,577     314,284     314,284     648,894
13..       286,416    90,536      90,536    436,577     185,627     185,627     436,577     341,590     341,590     686,870
14..       300,736    83,518      83,518    436,577     189,496     189,496     436,577     371,162     371,162     727,151
15..       315,773    76,068      76,068    436,577     193,276     193,276     436,577     403,172     403,172     769,867
16..       331,562    68,116      68,116    436,577     196,938     196,938     436,577     437,790     437,790     815,157
17..       348,140    59,572      59,572    436,577     200,438     200,438     436,577     475,182     475,182     863,163
18..       365,547    50,327      50,327    436,577     203,729     203,729     436,577     515,518     515,518     914,036
19..       383,824    40,263      40,263    436,577     206,757     206,757     436,577     558,975     558,975     967,933
20..       403,015    29,244      29,244    436,577     209,465     209,465     436,577     605,742     605,742   1,025,020
21..       423,166    17,668      17,668    436,577     212,347     212,347     436,577     656,586     656,586   1,086,378
22..       444,325     4,874       4,874    436,577     214,846     214,846     436,577     711,251     711,251   1,151,321
23..       466,541         0           0    436,577     216,909     216,909     436,577     770,013     770,013   1,220,048
24..       489,868         0           0          0     218,467     218,467     436,577     833,152     833,152   1,292,765
25..       514,361         0           0          0     219,416     219,416     436,577     900,926     900,926   1,369,682
26..       540,079         0           0          0     219,615     219,615     436,577     973,562     973,562   1,451,014
27..       567,083         0           0          0     218,879     218,879     436,577   1,051,251   1,051,251   1,536,975
28..       595,437         0           0          0     216,970     216,970     436,577   1,134,142   1,134,142   1,627,782
29..       625,209         0           0          0     213,600     213,600     436,577   1,222,370   1,222,370   1,723,657
30..       656,470         0           0          0     208,445     208,445     436,577   1,316,124   1,316,124   1,899,882


POLICY
YEAR
------
1...
2...
3...
4...
5...
6...
7...
8...
9...
10..
11..
12..
13..
14..
15..
16..
17..
18..
19..
20..
21..
22..
23..
24..
25..
26..
27..
28..
29..
30..

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                                   COLI 2000
                       $28,631 ANNUAL PREMIUM FOR 7 YEARS
               $500,000 SPECIFIED AMOUNT, GUIDELINE PREMIUM TEST
                    MALE GUARANTEED ISSUE/NON-TOBACCO AGE 45
                     DEATH BENEFIT OPTION 2, CURRENT VALUES

                            0% HYPOTHETICAL                    6% HYPOTHETICAL                    12% HYPOTHETICAL
          PREMIUM    ------------------------------   ---------------------------------   ---------------------------------
POLICY    PLUS 5%    CONTRACT   SURRENDER    DEATH    CONTRACT    SURRENDER     DEATH     CONTRACT    SURRENDER     DEATH
 YEAR    INTEREST     VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
------   ---------   --------   ---------   -------   ---------   ---------   ---------   ---------   ---------   ---------
1...        30,063    24,411      26,701    524,411      25,922      28,212     525,922      27,433      29,723     527,433
2...        61,628    48,361      51,797    548,361      52,915      56,351     552,915      57,653      61,089     557,653
3...        94,772    72,422      75,428    572,422      81,635      84,641     581,635      91,599      94,605     591,599
4...       129,573    96,069      97,787    596,069     111,609     113,327     611,609     129,089     130,807     629,089
5...       166,115   119,464     121,611    619,464     143,064     145,211     643,064     170,680     172,827     670,680
6...       204,483   142,462     144,180    642,462     175,917     177,635     675,917     216,662     218,380     716,662
7...       244,770   165,098     166,100    665,098     210,273     211,275     710,273     267,549     268,551     767,549
8...       287,071   188,656     188,656    688,656     247,560     247,560     747,560     325,313     325,313     825,313
9...       331,487   211,828     211,828    711,828     286,550     286,550     786,550     389,251     389,251     889,251
10..       378,124   234,571     234,571    734,571     327,276     327,276     827,276     459,990     459,990     959,990
11..       427,092   256,432     256,432    756,432     369,353     369,353     869,353     537,787     537,787   1,037,787
12..       478,509   277,715     277,715    777,715     413,152     413,152     913,152     623,729     623,729   1,123,729
13..       532,497   298,354     298,354    798,354     458,684     458,684     958,684     718,630     718,630   1,218,630
14..       589,185   318,342     318,342    818,342     506,019     506,019   1,006,019     823,456     823,456   1,323,456
15..       648,707   337,666     337,666    837,666     555,227     555,227   1,055,227     939,272     939,272   1,439,272
16..       711,205   356,009     356,009    856,009     606,066     606,066   1,106,066   1,066,939   1,066,939   1,566,939
17..       776,827   373,648     373,648    873,648     658,893     658,893   1,158,893   1,208,037   1,208,037   1,708,037
18..       845,731   390,548     390,548    890,548     713,763     713,763   1,213,763   1,363,991   1,363,991   1,863,991
19..       918,080   406,671     406,671    906,671     770,728     770,728   1,270,728   1,536,381   1,536,381   2,036,381
20..       994,047   421,967     421,967    921,967     829,833     829,833   1,329,833   1,726,944   1,726,944   2,226,944
21..     1,043,749   408,822     408,822    908,822     861,899     861,899   1,361,899   1,906,725   1,906,725   2,406,725
22..     1,095,937   395,594     395,594    895,594     895,321     895,321   1,395,321   2,105,952   2,105,952   2,605,952
23..     1,150,734   381,604     381,604    881,604     929,469     929,469   1,429,469   2,326,038   2,326,038   2,826,038
24..     1,208,270   366,768     366,768    866,768     964,285     964,285   1,464,285   2,569,174   2,569,174   3,069,174
25..     1,268,684   351,000     351,000    851,000     999,704     999,704   1,499,704   2,837,788   2,837,788   3,337,788
26..     1,332,118   339,998     339,998    839,998   1,042,563   1,042,563   1,542,563   3,144,331   3,144,331   3,644,331
27..     1,398,724   328,339     328,339    828,339   1,086,828   1,086,828   1,586,828   3,484,097   3,484,097   3,984,097
28..     1,468,660   315,969     315,969    815,969   1,132,511   1,132,511   1,632,511   3,860,714   3,860,714   4,360,714
29..     1,542,093   302,820     302,820    802,820   1,179,607   1,179,607   1,679,607   4,278,199   4,278,199   4,778,199
30..     1,619,198   288,808     288,808    788,808   1,228,096   1,228,096   1,728,096   4,740,998   4,740,998   5,240,998

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                                   COLI 2000
                       $28,631 ANNUAL PREMIUM FOR 7 YEARS
               $500,000 SPECIFIED AMOUNT, GUIDELINE PREMIUM TEST
                    MALE GUARANTEED ISSUE/NON-TOBACCO AGE 45
                   DEATH BENEFIT OPTION 2, GUARANTEED VALUES

                            0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
          PREMIUM    ------------------------------   --------------------------------   ---------------------------------
POLICY    PLUS 5%    CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER     DEATH     CONTRACT    SURRENDER     DEATH
YEAR     INTEREST     VALUE       VALUE     BENEFIT    VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
------   ---------   --------   ---------   -------   --------   ---------   ---------   ---------   ---------   ---------
   1        30,063    21,735      21,735    521,735    23,147      23,147      523,147      24,560      24,560     524,560
   2        61,628    42,926      42,926    542,926    47,110      47,110      547,110      51,467      51,467     551,467
   3        94,772    63,573      63,573    563,573    71,915      71,915      571,915      80,953      80,953     580,953
   4       129,573    83,670      83,670    583,670    97,584      97,584      597,584     113,270     113,270     613,270
   5       166,115   103,200     103,200    603,200   124,130     124,130      624,130     148,687     148,687     648,687
   6       204,483   122,148     122,148    622,148   151,565     151,565      651,565     187,500     187,500     687,500
   7       244,770   140,478     140,478    640,478   179,881     179,881      679,881     230,012     230,012     730,012
   8       287,071   158,166     158,166    658,166   209,083     209,083      709,083     276,573     276,573     776,573
   9       331,487   175,172     175,172    675,172   239,156     239,156      739,156     327,550     327,550     827,550
  10       378,124   191,466     191,466    691,466   270,098     270,098      770,098     383,359     383,359     883,359
  11       427,092   207,025     207,025    707,025   301,911     301,911      801,911     444,465     444,465     944,465
  12       478,509   221,831     221,831    721,831   334,603     334,603      834,603     511,387     511,387   1,011,387
  13       532,497   235,865     235,865    735,865   368,180     368,180      868,180     584,698     584,698   1,084,698
  14       589,185   249,104     249,104    749,104   402,645     402,645      902,645     665,026     665,026   1,165,026
  15       648,707   261,511     261,511    761,511   437,985     437,985      937,985     753,044     753,044   1,253,044
  16       711,205   273,028     273,028    773,028   474,167     474,167      974,167     849,481     849,481   1,349,481
  17       776,827   283,578     283,578    783,578   511,132     511,132    1,011,132     955,114     955,114   1,455,114
  18       845,731   293,076     293,076    793,076   548,812     548,812    1,048,812   1,070,793   1,070,793   1,570,793
  19       918,080   301,432     301,432    801,432   587,128     587,128    1,087,128   1,197,451   1,197,451   1,697,451
  20       994,047   308,554     308,554    808,554   625,997     625,997    1,125,997   1,336,116   1,336,116   1,836,116
  21     1,043,749   290,180     290,180    790,180   639,663     639,663    1,139,663   1,460,765   1,460,765   1,960,765
  22     1,095,937   270,830     270,830    770,830   652,623     652,623    1,152,623   1,597,036   1,597,036   2,097,036
  23     1,150,734   250,439     250,439    750,439   664,763     664,763    1,164,763   1,746,056   1,746,056   2,246,056
  24     1,208,270   228,920     228,920    728,920   675,938     675,938    1,175,938   1,909,044   1,909,044   2,409,044
  25     1,268,684   206,132     206,132    706,132   685,945     685,945    1,185,945   2,087,289   2,087,289   2,587,289
  26     1,332,118   181,886     181,886    681,886   694,517     694,517    1,194,517   2,282,163   2,282,163   2,782,163
  27     1,398,724   155,940     155,940    655,940   701,319     701,319    1,201,319   2,495,124   2,495,124   2,995,124
  28     1,468,660   128,007     128,007    628,007   705,950     705,950    1,205,950   2,727,734   2,727,734   3,227,734
  29     1,542,093    97,791      97,791    597,791   707,980     707,980    1,207,980   2,981,700   2,981,700   3,481,700
  30     1,619,198    65,050      65,050    565,050   707,007     707,007    1,207,007   3,258,969   3,258,969   3,758,969

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, we may show investment performance for the investment options, the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL III that invest in underlying funds that were in existence before the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .75% mortality and expense risk charge. The rates of return do not reflect the front-end sales charge (which is deducted from premium payments) nor do they reflect Monthly Deduction Amounts. These charges would reduce the average annual return reflected.

The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. See "Charges and Deductions" for more information regarding fees assessed under the Policy. For illustrations of how these charges affect Contract Values and Death Benefits, see "Illustrations." The performance information described in this prospectus may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of investment options available through the Variable Life Policy.

                     TRAVELERS CORPORATE VARIABLE LIFE 2000
                   PERFORMANCE UPDATE AS OF DECEMBER 31, 2000

                                                                    AVERAGE ANNUAL RETURNS
                                    INCEPTION   ---------------------------------------------------------------     SINCE
        INVESTMENT OPTION             DATE        MO       QTR       YTD      1 YR      3 YR     5 YR    10 YR    INCEPTION
        -----------------           ---------   ------   -------   -------   -------   ------   ------   ------   ---------
AIM Capital Appreciation
  Portfolio.......................  10-Oct-95   -4.05%   -27.19%   -17.28%   -17.28%   11.07%   11.70%       --     10.31%
Alliance Growth Portfolio.........  16-Jun-94   -1.29%   -15.97%   -21.41%   -21.41%    9.87%   16.94%       --     18.79%
Alliance Premier Growth Portfolio
  - Class B.......................  26-Jun-92   -0.62%   -14.06%   -17.30%   -17.30%   16.66%   20.71%              19.27%
Capital Appreciation Fund
  (Janus).........................  31-Dec-85   -7.20%   -22.21%   -26.91%   -26.91%   21.59%   23.48%   20.66%     14.75%
Credit Suisse Warburg Pincus
  Emerging Markets Portfolio......  31-Dec-97    4.08%   -11.61%   -32.23%   -32.23%    0.65%       --       --      0.65%
Delaware Investments REIT
  Series..........................  04-May-98    5.95%     5.92%    29.78%    29.78%       --       --       --      4.90%
Deutsche VIT EAFE Equity Index
  Fund............................  22-Aug-97    2.80%    -4.72%   -17.78%   -17.78%    8.04%       --       --      6.64%
Deutsche VIT Small Cap Index
  Fund............................  25-Aug-97    3.61%    -9.63%    -8.86%    -8.86%    1.85%       --       --     -0.02%
Dreyfus Appreciation Portfolio....  05-Apr-93   -1.51%    -3.53%    -2.83%    -2.83%   11.65%   17.19%       --     16.16%
Dreyfus Small Cap Portfolio.......  31-Aug-90    2.38%    -6.01%     8.09%     8.09%    8.24%   11.24%   33.02%     32.03%
Equity Income Portfolio
  (Fidelity)......................  30-Aug-96    3.95%     1.14%     6.30%     6.30%    7.31%       --       --     14.64%
Equity Index Portfolio............  16-Oct-91   -2.36%   -10.50%   -12.37%   -12.37%   10.37%   16.97%       --     16.35%
Fidelity VIP II Asset Manager
  Portfolio - Initial Class.......  06-Sep-89    0.19%    -5.88%    -6.30%    -6.30%    5.72%   10.03%   11.01%     10.29%
Fidelity VIP II Contrafund
  Portfolio-Service Class 2.......  03-Jan-95   -0.02%    -9.32%   -10.54%   -10.54%   12.56%   16.23%       --     19.71%
Fidelity VIP III Mid-Cap Portfolio
  - Service Class 2...............  12-Jan-00    2.72%     2.13%        --        --       --       --              25.37%
Franklin Small Cap Fund-Class 2...  01-May-98   -0.37%   -24.05%   -22.77%   -22.77%       --       --       --      8.11%
Janus Aspen Series Balanced
  Portfolio-Service Shares........  13-Sep-93    0.91%    -3.67%    -3.34%    -3.34%   17.59%   17.88%       --     16.38%
Janus Aspen Series Global
  Technology Port.-Svc Shares.....  15-Jan-00   -8.49%   -33.23%        --        --       --       --       --    -39.49%
Janus Aspen Series Worldwide
  Growth Port-Svc Shares..........  13-Sep-93   -3.36%   -15.56%   -19.14%   -19.14%   19.28%   21.29%       --     20.96%
Large Cap Portfolio (Fidelity)....  30-Aug-96   -2.86%   -14.93%   -18.12%   -18.12%   12.38%       --       --     16.93%
Lazard International Stock
  Portfolio.......................  01-Aug-96    3.57%    -1.09%   -12.26%   -12.26%    5.90%       --       --      7.49%
MFS Emerging Growth Portfolio.....  30-Aug-96   -0.48%   -22.33%   -24.70%   -24.70%   21.00%       --       --     20.64%
MFS Mid Cap Growth Portfolio......  23-Mar-98   -1.68%   -14.52%     2.61%     2.61%       --       --       --     20.47%
MFS Research Portfolio............  23-Mar-98   -3.25%   -16.66%   -10.95%   -10.95%       --       --       --      5.23%
MFS Total Return Portfolio........  16-Jun-94    3.63%     5.05%    15.29%    15.29%    9.21%   12.27%       --     12.72%
PIMCO Total Return Bond Fund......  31-Dec-97    1.40%     3.88%    10.19%    10.19%    5.30%       --               5.30%
Putnam International Growth
  Portfolio - Class 1B............  06-Apr-98    4.93%    -2.08%   -10.32%   -10.32%       --       --       --     13.20%
Putnam Small Cap Value Portfolio -
  Class 1B........................  03-May-99   10.74%     4.83%    14.36%        --       --       --       --     11.08%
Putnam Voyager II Portfolio -
  Class 1B........................  29-Sep-00       --        --        --        --       --       --       --         --
Salomon Brothers Variable Capital
  Fund............................  17-Feb-98    3.01%    -0.95%    16.24%    16.24%       --       --       --     19.22%
Salomon Brothers Variable
  Investors Fund..................  17-Feb-98    3.41%     0.52%    13.21%    13.21%       --       --       --     11.87%
Salomon Brothers Variable
  Strategic Bond Fund.............  17-Feb-98    2.49%     2.77%     7.22%     7.22%       --       --       --      4.26%
Salomon Brothers Variable Total
  Return Fund.....................  17-Feb-98    2.05%     2.50%     6.89%     6.89%       --       --       --      4.17%
Smith Barney International All Cap
  Growth Portfolio................  16-Jun-94    3.71%   -11.43%   -26.03%   -26.03%    9.33%    9.27%       --      7.95%
Smith Barney Large Cap Growth
  Portfolio.......................  01-May-98    0.35%   -10.88%    -9.77%    -9.77%       --       --       --     15.24%
Social Awareness Stock Portfolio
  (Smith Barney)..................  01-May-92   -0.39%    -7.13%    -4.75%    -4.75%   12.96%   16.80%       --     14.54%
Strong Multi Cap Value Fund II....
Travelers Convertible Bond
  Portfolio.......................  01-May-98    3.24%    -5.44%    10.27%    10.27%       --       --       --     10.51%
Travelers Disciplined Mid Cap
  Stock Portfolio.................  01-Apr-97    3.77%    -7.63%    10.92%    10.92%   13.26%       --       --     19.40%
Travelers High Yield Bond Trust...  10-Jun-83    3.35%    -2.09%     0.45%     0.45%    3.28%    8.02%   10.31%      7.61%
Travelers Money Market
  Portfolio.......................  31-Dec-87    0.51%     1.40%     5.46%     5.46%    4.65%    4.33%    3.69%      4.41%
Travelers Quality Bond
  Portfolio.......................  30-Aug-96    1.70%     2.61%      6.22      6.22     4.72       --       --       4.41
Travelers U.S. Government
  Securities Portfolio............  24-Jan-92    3.11%     7.29%    14.99%    14.99%    6.17%    6.16%       --      6.93%
Van Kampen Enterprise Portfolio...  16-Jun-94   -4.04%   -20.99%   -19.82%   -19.82%    7.68%   14.27%       --     16.29%

                                   APPENDIX B
                           TARGET PREMIUM PER $1,000
                                OF STATED AMOUNT
                            ALL UNDERWRITING CLASSES
                             STANDARD AND PREFERRED
                             SMOKER AND NON-SMOKER
--------------------------------------------------------------------------------

  AGE        MALE      FEMALE     UNISEX
  ---        ----      ------     ------
   20       25.49885   21.35312   24.67777
   21       26.25533   22.05852   25.42278
   22       27.04281   22.79038   26.19845
   23       27.86586   23.54970   27.00937
   24       28.72917   24.33773   27.85695
   25       29.63486   25.15422   28.74463
   26       30.58643   26.00205   29.67441
   27       31.58335   26.88113   30.64690
   28       32.62452   27.79141   31.66258
   29       33.71079   28.73438   32.72066
   30       34.84316   29.71150   33.82174
   31       36.02088   30.72326   34.96677
   32       37.24380   31.77143   36.15529
   33       38.51130   32.85823   37.38654
   34       39.82501   33.98300   38.66183
   35       41.18470   35.14808   39.98270
   36       42.59063   36.35310   41.34755
   37       44.04142   37.59596   42.75638
   38       45.53736   38.87592   44.20922
   39       47.07884   40.19069   45.70492
   40       48.66485   41.53957   47.24193
   41       50.29448   42.92135   48.82045
   42       51.96862   44.33684   50.44101
   43       53.68801   45.78699   52.10416
   44       55.45241   47.27608   53.81251
   45       57.26368   48.80417   55.56579
   46       59.12431   50.37449   57.36606
   47       61.03580   51.99103   59.21574
   48       63.00258   53.65371   61.11856
   49       65.02827   55.36365   63.07747
   50       67.11449   57.12257   65.09434

  AGE        MALE      FEMALE     UNISEX
  ---        ----      ------     ------
   51       69.26320   58.93024   67.16829
   52       71.47047   60.78640   69.29887
   53       73.73607   62.68726   71.48414
   54       76.05516   64.63067   73.71929
   55       78.42689   66.61974   76.00345
   56       80.85354   68.65902   78.34017
   57       83.34160   70.75893   80.73560
   58       85.90006   72.93427   83.20014
   59       88.53960   75.19989   85.74576
   60       91.26869   77.56483   88.37912
   61       94.09169   80.03119   91.10324
   62       97.00755   82.59477   93.91915
   63      100.01297   85.23864   96.81869
   64      103.10493   87.94870   99.79450
   65      106.28342   90.71791  102.84656
   66      109.56101   93.55528  105.98510
   67      112.96034   96.48236  109.23156
   68      116.51614   99.53950  112.62104
   69      120.26554  102.77254  116.19089
   70      124.23658  106.21512  119.96965
   71      128.44465  109.89099  123.97439
   72      132.88796  113.80393  128.20151
   73      137.54435  117.93734  132.63054
   74      142.38323  122.27404  137.23573
   75      147.39278  126.80803  142.00609
   76      152.58944  131.55967  146.95678
   77      158.02373  136.57999  152.13912
   78      163.78802  141.95257  157.64536
   79      169.99253  147.77602  163.58178
   80      176.72991  154.13846  170.04077

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                   APPENDIX C
                      CASH VALUE ACCUMULATION TEST FACTORS
--------------------------------------------------------------------------------

ATTAINED
  AGE        MALE     FEMALE    UNISEX
--------     ----     ------    ------
   20      633.148%  729.902%  634.212%
   21      614.665%  706.514%  615.406%
   22      596.465%  683.789%  596.908%
   23      578.611%  661.708%  578.729%
   24      560.815%  640.288%  560.856%
   25      543.379%  619.481%  543.379%
   26      526.258%  599.296%  526.258%
   27      509.509%  579.740%  509.509%
   28      493.139%  560.793%  493.139%
   29      477.198%  542.436%  477.198%
   30      461.701%  524.666%  461.701%
   31      446.663%  507.462%  446.663%
   32      432.102%  490.804%  432.102%
   33      418.008%  474.701%  418.008%
   34      404.389%  459.135%  404.389%
   35      391.242%  444.108%  391.242%
   36      378.572%  429.635%  378.572%
   37      366.371%  415.712%  366.371%
   38      354.629%  402.342%  354.629%
   39      343.340%  389.510%  343.340%
   40      332.495%  377.202%  332.495%
   41      322.076%  365.390%  322.076%
   42      312.066%  354.046%  312.066%
   43      302.451%  343.130%  302.451%
   44      293.213%  332.625%  293.213%
   45      284.333%  322.505%  284.333%
   46      275.796%  312.743%  275.796%
   47      267.583%  303.331%  267.583%
   48      259.681%  294.258%  259.681%
   49      252.082%  285.511%  252.082%
   50      244.777%  277.080%  244.777%
   51      237.768%  268.956%  237.768%
   52      231.048%  261.136%  231.048%
   53      224.616%  253.611%  224.616%
   54      218.462%  246.362%  218.462%
   55      212.574%  239.368%  212.574%
   56      206.935%  232.606%  206.935%
   57      201.529%  226.050%  201.529%
   58      196.343%  219.684%  196.343%
   59      191.366%  213.506%  191.366%

ATTAINED
  AGE        MALE     FEMALE    UNISEX
--------     ----     ------    ------
   60      186.595%  207.521%  186.595%
   61      182.029%  201.744%  182.029%
   62      177.668%  196.192%  177.668%
   63      173.510%  190.877%  173.510%
   64      169.549%  185.796%  169.549%
   65      165.775%  180.933%  165.775%
   66      162.175%  176.268%  162.175%
   67      158.734%  171.774%  158.734%
   68      155.443%  167.434%  155.443%
   69      152.298%  163.242%  152.296%
   70      149.296%  159.205%  149.296%
   71      146.446%  155.337%  146.446%
   72      143.754%  151.657%  143.754%
   73      141.225%  148.174%  141.225%
   74      138.855%  144.893%  138.855%
   75      142.252%  142.252%  142.252%
   76      140.077%  140.077%  140.077%
   77      138.021%  138.021%  138.021%
   78      136.067%  136.067%  136.067%
   79      134.206%  134.206%  134.206%
   80      132.698%  132.698%  132.698%
   81      131.020%  131.020%  131.020%
   82      129.445%  129.445%  129.445%
   83      127.981%  127.981%  127.981%
   84      126.623%  126.623%  126.623%
   85      120.411%  120.411%  120.411%
   86      119.280%  119.280%  119.280%
   87      118.211%  118.211%  118.211%
   88      117.185%  117.185%  117.185%
   89      116.182%  116.182%  116.182%
   90      115.177%  115.177%  115.177%
   91      114.146%  114.146%  114.146%
   92      113.058%  113.058%  113.058%
   93      111.887%  111.887%  111.887%
   94      110.625%  110.625%  110.625%
   95      109.295%  109.295%  109.295%
   96      107.982%  107.982%  107.982%
   97      106.958%  106.958%  106.958%
   98      106.034%  106.034%  106.034%
   99      103.603%  103.603%  103.603%

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

                                   TRAVELERS
                            CORPORATE OWNED VARIABLE
                         UNIVERSAL LIFE INSURANCE 2000

L-20680                                                                 May 2001